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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 28, 2006
                                                         -----------------

                           Strategic Diagnostics Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



         Delaware                     000-68440                 56-1581761
      ---------------              ----------------         ------------------
      (State or Other              (Commission File         (I.R.S. Employer
      Jurisdiction of                  Number)              Identification No.)
      Incorporation)

                111 Pencader Drive
                     Newark, DE                                     19702
---------------------------------------------------           ------------------
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (302) 456-6789
                                                           --------------

                      _____________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

On February 28, 2006, Timothy S. Ramey notified the Board that he will not be standing for re-election as a director at this year's annual general meeting. Mr. Ramey has served as a director of the Company since 2002. Mr. Ramey is also a member of the Company's compensation committee. No disagreement with the Company caused, in whole or in part, Mr. Ramey's decision not to stand for re-election.





















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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           STRATEGIC DIAGNOSTICS INC.


                                            By:  /s/ Anthony J. Simonetta
                                               ---------------------------------
                                                     Anthony J. Simonetta
                                                     Chief Financial Officer


Dated: March 1, 2006